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                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION


                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material under Rule 14a-12

                           SCC COMMUNICATIONS CORP.
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               (Name of Registrant as Specified In Its Charter)

                                Not Applicable
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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [X]  No fee required.
 [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
 (1)  Title of each class of securities to which transaction applies:

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 (2)  Aggregate number of securities to which transaction applies:

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 (3)  Per unit price or other underlying value of transaction computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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 (4)  Proposed maximum aggregate value of transaction:

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 (5)  Total fee paid:

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[ ]   Fee paid previously with preliminary materials:

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[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

 (1)  Amount previously paid:

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 (2)  Form, Schedule or Registration Statement no.:

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 (3)  Filing Party:

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 (4)  Date Filed:

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Name
Company
Address
Address
(City, state zip)

In March, SCC announced 9-1-1 SafetyNet/SM/, a sweeping vision for the future of our company, the future of 9-1-1, and, more broadly, emergency telephony. Now we're taking another big stepSCC has signed a definitive agreement to acquire Lucent Public Safety Systems (LPSS). We enter into this arrangement to grow our company, improve the performance of the 9-1-1 system, provide our customers with a broader range of products and services, and, ultimately, help the people who call 9-1-1.

LPSS is an obvious partner for us. At SCC, we've been working since our inception to find innovative methods and technologies to better serve our customers, the public safety market, and consumers. LPSS lends a new dimension to our mission. We'll offer a broader range of choices to our customers and simplify their management tasks by creating open, standards-based protocols for data transfer for 9-1-1 records. Combining our resources with those of LPSS will enable us to develop innovative new products and services and, more importantly, to tackle the future challenges facing the 9-1-1 system swiftly.

Those challenges are sobering. As the popularity of the next generation of mobile communications devices, such as wireless telephones, telematics devices, and voice-over IP, rises dramatically, it is becoming increasingly difficult for the 9-1-1 system's 30-year-old architecture to accommodate and adapt to these newer technologies. Together, SCC and LPSS will bridge the different standards currently in use by developing call handling and data protocols. This will mean more efficient delivery of accurate data to Public Safety Answering Points (PSAPs) and faster deployment of new communications technologies in the 9-1-1 infrastructure (and thus the marketplace).

We're excited about this opportunity. We believe it's a very positive step toward bringing more focus and expertise to the problems that plague today's 9-1-1 system, and will allow us to play a more active role in shaping the future of emergency telephony.

Sincerely,


George Heinrichs
President & CEO
SCC Communications Corp.



Proxy Solicitations

SCC will file a proxy statement with the Securities and Exchange Commission in connection with the acquisition. Investors are advised to read the proxy statement when it becomes available because it will contain important information. Investors may obtain a free copy of the proxy statement (when available) and other documents filed by SCC with the SEC at the SEC's web site (http://www.sec.gov). Free copies of the proxy statement (when available) and SCC's other filings with the SEC may also be obtained from SCC by contacting Michael Dingman, Jr. CFO of SCC.

The directors and executive officers of SCC may solicit proxies in person or by mail, telephone or telegraph. In addition, SCC may retain the services of a proxy solicitation firm to assist in the solicitation. Information regarding the identity of the persons who may, under the Securities and Exchange Commission's rules, be deemed to be participants in the solicitation of proxies from the stockholders of SCC in connection with the acquisition, and their interests in the solicitation (including holdings of SCC common stock), will be set forth in the proxy statement in connection with the acquisition. Certain information regarding the stockholding of directors and executive officer of SCC is contained in the proxy statement delivered by SCC in connection with its 1999 annual meeting of stockholders, a copy of which may be obtained at the SEC's web site or by Michael Dingman, Jr. CFO of SCC.

Name
Company
Address
Address
(City, state zip)

In March, SCC announced 9-1-1 SafetyNet/SM/, a sweeping vision for the future of our company, the future of 9-1-1, and, more broadly, emergency telephony. Now we're taking another big stepSCC has signed a definitive agreement to acquire Lucent Public Safety Systems (LPSS). We enter into this arrangement in order to improve the performance of the 9-1-1 system, provide our customers with a broader range of products and services, grow our company, and, ultimately, help the people who call 9-1-1.

This transaction furthers a goal shared by all of us in the public safety market: to create open standards for the 9-1-1 infrastructure supporting new communications technologies. Together, SCC and LPSS can pursue this goal in a focused manner, offering a broad range of choices to our customers and simplifying their management tasks by creating call handling and data protocols for transfer of 9-1-1 records. Ultimately, this acquisition paves the way for expanded NENA membership, which will include a wide range of Internet and wireless companies. With the creation of open standards for data exchange, more companies will likely enter the 9-1-1 market and provide a greater variety of technologies. Such expansion will open the possibilities for new areas of support.

Both SCC and LPSS have made commitments to support upcoming NENA activities and events. We want to reassure you of our full commitment to your organization and our intent to continue to support your efforts.

We're excited about this opportunity. At SCC, we've been working since our inception to find innovative methods and technologies to better serve our customers, the public safety market, and consumers. This new stage in our company's development will enhance our ability to help all these constituents, and will allow us to play a more active role in shaping the future of emergency telephony.

Sincerely,



George Heinrichs
President & CEO
SCC Communications Corp.

Proxy Solicitations

SCC will file a proxy statement with the Securities and Exchange Commission in connection with the acquisition. Investors are advised to read the proxy statement when it becomes available because it will contain important information. Investors may obtain a free copy of the proxy statement (when available) and other documents filed by SCC with the SEC at the SEC's web site (http://www.sec.gov). Free copies of the proxy statement (when available) and SCC's other filings with the SEC may also be obtained from SCC by contacting Michael Dingman, Jr. CFO of SCC.

The directors and executive officers of SCC may solicit proxies in person or by mail, telephone or telegraph. In addition, SCC may retain the services of a proxy solicitation firm to assist in the solicitation. Information regarding the identity of the persons who may, under the Securities and Exchange Commission's rules, be deemed to be participants in the solicitation of proxies from the stockholders of SCC in connection with the acquisition, and their interests in the solicitation (including holdings of SCC common stock), will be set forth in the proxy statement in connection with the acquisition. Certain information regarding the stockholding of directors and executive officer of SCC is contained in the proxy statement delivered by SCC in connection with its 1999 annual meeting of stockholders, a copy of which may be obtained at the SEC's web site or by Michael Dingman, Jr. CFO of SCC.